                              THE TITAN CORPORATION




               ____% Convertible Subordinated Debentures Due 2003




                             UNDERWRITING AGREEMENT






____________, 1996

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                             UNDERWRITING AGREEMENT

                                                       October __, 1996


Dillon, Read & Co. Inc.
535 Madison Avenue
New York, New York  10022

  as sole Underwriter

Dear Sirs:

           The Titan Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to you as the sole underwriter (the "Underwriter") $30,000,000 aggregate principal amount of its ____% Convertible Subordinated Debentures due 2003 (the "Firm Securities"). In addition, solely for the purpose of covering overallotments, the Company proposes to issue and sell, at the Underwriter's option, up to $4,500,000 aggregate principal amount of ____% Convertible Subordinated Debentures due 2003 (the "Additional Securities"). The Additional Securities and the Firm Securities are collectively referred to as the "Securities". The Securities are to be issued pursuant to an indenture (the "Indenture") to be dated as of October __, 1996 between the Company and Norwest Bank Minnesota, National Association, as trustee. The Securities are convertible into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company upon the terms and subject to the conditions set forth in the Indenture. The shares of Common Stock issuable upon conversion of the Securities are referred to as the "Shares". The Securities and the Shares are described in the Prospectus which is referred to below.

           The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, including a prospectus, relating to the Securities and the Shares, which incorporates by reference documents that the Company has filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Company has furnished to you, for use by the Underwriter and by dealers, copies of one or more preliminary prospectuses and all documents incorporated by reference therein (collectively, the "Preliminary

Prospectus") relating to the Securities and the Shares. Except where the context otherwise requires, the registration statement as in effect at the time of execution of this Agreement or, if the registration statement is not yet effective, as amended when it becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is herein called the "Registration Statement", and the prospectus, including all documents incorporated therein by reference, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, in the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus".

           The Company and the Underwriter agree as follows:

           1. SALE AND PURCHASE. On the basis of the representations and warranties and the other terms and conditions herein set forth, the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company, the entire principal amount of Firm Securities being sold pursuant to this Agreement, at a purchase price of ____% of the principal amount thereof. You may release the Firm Securities for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

           In addition, on the basis of the representations and warranties and the other terms and conditions herein set forth, the Company hereby grants to the Underwriter an option to purchase, and the Underwriter shall have the right to purchase from the Company, all or a portion of the Additional Securities as may be necessary to cover overallotments made in connection with the offering of the Firm Securities, at the same purchase price per Additional Security to be paid by the Underwriter to the Company for the Firm Securities. This option may be exercised in whole or in part from time to time on or before the thirtieth day following the date hereof, by written notice to the Company. Any such notice shall set forth the aggregate principal amount of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (any such date and time being

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herein referred to as an "additional time of purchase"); PROVIDED, HOWEVER, that no additional time of purchase shall occur earlier than the time of purchase (as defined below) nor earlier than the third business day* after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised.

           2. PAYMENT AND DELIVERY. Payment of the purchase price for the Firm Securities shall be made to the Company by certified or official bank check, in immediately available funds, at the office of Dillon, Read & Co. Inc. in New York City, against delivery of the certificates for the Firm Securities to you. Such payment and delivery shall be made at 9:30 A.M., New York City time, on ____________, 1996 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 7).
The time at which such payment and delivery are actually made is called the "time of purchase". Certificates for the Firm Securities shall be delivered to you through the facilities of the Depository Trust Company ("DTC") in such names and in such denominations as you shall specify at least two full business days preceding the time of purchase. A list of such certificates as registered with DTC shall be made available to you at least one full business day preceding the time of purchase.

           Payment of the purchase price for the Additional Securities shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Securities. Certificates for the Additional Securities shall be delivered to you through the facilities of the DTC in such names and in such denominations as you shall specify at least two full business days preceding the additional time of purchase. A list of such certificates as registered with DTC shall be made available to you for such purpose at least one full business day preceding the additional time of purchase.

           3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Underwriter that:

          (a) Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as


---------------

* As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

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     part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; when the Registration Statement becomes or became effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, the Registration Statement and the Prospectus, and any supplements or amendments thereto, complied and will comply in all material respects with the provisions of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and the Registration
     Statement at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriter and furnished in writing by or on behalf of the Underwriter to the Company expressly for use in the Registration Statement or the Prospectus and set forth in the section of the Registration Statement and the Prospectus entitled "Underwriting"; the documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except for untrue statements or omissions that have been expressly superseded and corrected by the Prospectus or subsequent Exchange Act reports incorporated by reference into the Prospectus.

          (b) As of June 30 1996, the Company had an authorized capitalization as set forth under the column entitled "Historical June 30, 1996" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, following the purchase of the Firm Securities, the capitalization of the Company as of June 30, 1996 (as adjusted to reflect the purchase of the Firm Securities and the application of the estimated net proceeds therefrom) will be as set forth under the column entitled "As Adjusted June 30, 1996" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are free of statutory and contractual preemptive rights.

          (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to (i) own its properties and conduct its business as described in the Registration Statement and the Prospectus and (ii) execute and deliver this Agreement and the Indenture and to issue, sell and deliver the Securities as herein contemplated and, upon conversion of the Securities, to issue and deliver the Shares.

          (d) Except for 18% of the outstanding shares of capital stock of Tomotherapeutics, Inc., all of the issued and outstanding shares of capital stock of each of the subsidiaries of the Company (the "Subsidiaries") are owned directly by the Company; all of such shares have been duly authorized and validly issued and are fully paid and nonassessable and, except as described in the Prospectus, are owned free and clear of any pledge, lien, encumbrance, security interest or other claim; except as set forth on
     Schedule 3(d) hereto, there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind with respect to the capital stock of any of the Subsidiaries.

          (e) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with full corporate power and authority to own its respective properties and to conduct its respective businesses.

          (f) Each of the Company and each of the Subsidiaries is duly qualified or licensed by and is in good standing in each jurisdiction in which it owns or leases property or conducts its business other than those jurisdictions in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole; each of the Company and each of the Subsidiaries is in compliance in all material respects with the laws, orders, rules,

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     regulations and directives issued or administered by each such jurisdiction.

          (g) Neither the Company nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default under), its charter or bylaws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply agreement, material license or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound or affected. The execution, delivery and performance of this Agreement and the Indenture, the issuance and sale of the Securities, the application of the net proceeds thereof as described in the Prospectus, the issuance of the Shares upon conversion of the Securities and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), the charter or bylaws of the Company or any of the Subsidiaries or under any provision of any indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply agreement, material license or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries.

          (h) The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriter as contemplated hereby, will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity. The Shares have been duly authorized and validly reserved for issuance upon conversion of the Securities, are sufficient in number to meet the requirements set forth in the Indenture for conversion of the Securities at the date of issuance of the Securities and, when issued and delivered upon such

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     conversion, will be fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim.

          (i) This Agreement has been duly authorized, executed and delivered by the Company. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company, will be a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity.

          (j) The Securities and the Indenture conform in all material respects to the description thereof contained in the Registration Statement and Prospectus; and the certificates for the Securities are in due and proper form in accordance with the terms of the Indenture.

          (k) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the certificates for the Shares, when issued upon conversion of the Securities, will be in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders.

          (l) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Securities as contemplated hereby or in connection with the issuance of the Shares upon conversion of the Securities, other than registration of the Securities and the Shares under the Act, clearance of the offering of the Securities with the National Association of Securities Dealers, Inc. (the "NASD"), qualification of the Indenture under the Trust Indenture Act, approval of the Securities and the Shares for listing by the New York Stock Exchange and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriter.

          (m) No person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company in consequence of the issue and sale of the

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     Securities to the Underwriter hereunder or the issuance of the Shares upon conversion of the Securities.

          (n) Arthur Andersen LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company as required by the Act and the applicable published rules and regulations thereunder.

          (o) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

          (p) Except as disclosed or incorporated by reference in the Registration Statement or the Prospectus, there is no action, suit or proceeding pending or threatened against the Company or any of the Subsidiaries or any of their properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that could reasonably be expected to result in a judgment, decree or order having a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole.

          (q) The audited and unaudited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial condition of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          (r) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or the Prospectus, there has not been: (A) any material adverse change in the properties, assets, operations, business, business prospects or condition (financial or other), present or prospective, of the Company and the Subsidiaries taken as a whole; (B) any transaction,

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     that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries; or
     (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole.

          (s) The Company has obtained the agreement of the officers and directors listed on Schedule A not to sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock, or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock, for a period of 180 days from the date of the Prospectus without the prior written consent of Dillon, Read & Co. Inc. In addition, pursuant to the terms of a registration rights agreement the former shareholders of Eldyne and Unidyne whose shares have been registered pursuant to the shelf registration statement described in the Registration Statement, have agreed not to sell, contract to sell, grant an option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock, or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days from the date of the Prospectus.

          (t) Neither the Company nor any of the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole.

          (u) The Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its

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     business, except where the failure to obtain such permits, licenses, franchises or authorizations would not result in any material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; the Company and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

          (v) The Company has reasonably concluded that the costs and liabilities singly or in the aggregate (including without limitation any capital or operating expenditure required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole.

          (w) Neither the Company nor any of the Subsidiaries, nor any employee of the Company or any of the Subsidiaries, has made any payment of funds of the Company or any of the Subsidiaries prohibited by law, and no funds of the Company or any of the Subsidiaries have been set aside to be used for any payment prohibited by law.

          (x) The Company and the Subsidiaries have filed all federal or state income or franchise tax returns required to be filed and have paid all taxes shown thereon as due, and there is no material tax deficiency which has been or might be asserted against the Company or any of the Subsidiaries; all material tax liabilities are adequately provided for on the books of the Company and the Subsidiaries.

          (y) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

          (z) The Company and the Subsidiaries have good title to all properties and assets owned or leased by

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     them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except such as are described or referred to in the Prospectus or the financial statements and the notes thereto contained therein or such as do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries).

          (aa) Neither the Company nor any of the Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is subject to regulation under such Act.

           4.  CERTAIN COVENANTS OF THE COMPANY.  The Company hereby agrees:

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the offering and sale of the Securities and, upon conversion, the issuance of the Shares under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Securities and the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Securities and the Shares); promptly to advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities or the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to obtain the withdrawal of any order of suspension at the earliest practicable moment;

          (b) to make available to you in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to you, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendment or supplement thereto after the effective date of the Registration Statement) as you may request for the purposes contemplated by the Act;

          (c) to advise you promptly and if requested by you to confirm such advice in writing (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective

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     and (ii) when the Prospectus is filed with the Commission pursuant to Rule
     424(b) under the Act, if required under the Act (which the Company agrees to file in a timely manner under such Rule);

          (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, including by filing any document that would be incorporated therein by reference and to file no such amendment or supplement to which you shall object in writing;

          (e) to furnish to you for a period of five years from the date of this Agreement (i) copies of all reports or other communications that the Company shall send to its shareholders or from time to time shall publish or publicly disseminate and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and any other document filed by the Company pursuant to Section 12, 13, 14 or 15(d) of the Exchange Act;

          (f) to advise you promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Securities and the Shares is required to be delivered under the Act that, in the reasonable judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus, as then supplemented, would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading and, during such time, promptly to prepare and furnish, at the Company's expense, to you such amendments or supplements to such Prospectus as may be necessary to reflect any such change in such quantities as requested by you, and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

          (g) to make generally available to its security holders, including holders of the Securities, and to deliver to you, an earnings statement of the Company (which need not be audited and which will satisfy the provisions of Section 11(a) of the Act including, at the option of the Company, Rule 158) covering a period of 12 months beginning after the effective date of the Registration Statement but ending not later than 15 months after the date of the Registration Statement, as soon as is reasonably practicable after the termination of such 12-month period;

          (h) to furnish to you two signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein);

          (i) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries that have been read by the Company's independent certified public accountants as stated in their letter to be furnished pursuant to Section 6(c);

          (j) to apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and the Prospectus;

          (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement otherwise becomes effective or is terminated, to pay all expenses, fees and taxes (other than (x) any transfer taxes and (y) fees and disbursements of your counsel except as set forth in Section 5 and clauses (iii) and (iv) below) in connection with
     (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, and the printing and furnishing of copies of each thereof to you and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Securities and the issuance and delivery of the Shares upon conversion of the Securities, (iii) the word processing or printing of the Indenture, this Agreement and any dealer agreements, and the reproduction or printing and furnishing of copies of each thereof to you and to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities and the Shares for offering and sale under state laws as aforesaid and the determination of the eligibility of the Securities for investment under state law (including legal fees and filing fees and other disbursements of your counsel) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to you and to dealers, (v) any listing of the Securities and the Shares on any securities exchange or qualification of the Securities or the Shares for inclusion on the New York Stock Exchange and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Securities and the Shares by the NASD, (viii) any fees payable to investment rating agencies with respect to the Securities and (ix) the performance of the Company's other obligations hereunder;

          (l) not to sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Securities and the sales to you pursuant to this Agreement and except as set forth on Schedule 4(1) hereto (and as described (or incorporated by reference) in the Registration Statement), and except for issuances of options or shares of Common Stock in accordance with any employee stock option plans or any other employee benefit plans set forth on Schedule 4(1) hereto (and described (or incorporated by reference) in the Registration Statement)currently maintained by the Company, for a period commencing on the date hereof and continuing for 180 days after the date of the Prospectus, without the prior written consent of Dillon, Read & Co. Inc.;

          (m) to refrain from investing the proceeds from the sale of the Securities in a manner to cause the Company or any of the Subsidiaries to become an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

          (n) at any time that the number of authorized but unissued shares of Common Stock (or shares of Common Stock held in treasury and available for such purpose) shall be less than the aggregate number of shares of Common Stock into which the Securities then outstanding shall be convertible, to take such action as is necessary to increase the number of shares which the

     Company is authorized to issue so that the Company will have a sufficient number of shares of Common Stock available for conversion of the Securities then outstanding.

           5. REIMBURSEMENT OF UNDERWRITER'S EXPENSES. If the Firm Securities or the Additional Securities are not delivered for any reason, other than the failure of the Underwriter to purchase the Firm Securities or the Additional Securities as provided herein (unless such failure is permitted under the provisions of Section 6 or Section 7(b) of this Agreement), the Company will reimburse the Underwriter for all of its out-of-pocket expenses, including the fees and disbursements of its counsel.

           6. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (and the obligations of the Underwriter at any additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase and at such additional time of purchase, as the case may be), the performance by the Company of its obligations hereunder and to the following conditions:

          (a) The Company shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, an opinion of Latham & Watkins, counsel for the Company, addressed to the Underwriter and dated the time of purchase or such additional time of purchase, as the case may be, and in form satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriter, stating that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority (A) to own its properties and conduct its business as described in the Registration Statement and the Prospectus and (B) to execute and deliver this Agreement and the Indenture and to issue, sell and deliver the Securities as herein contemplated and, upon conversion of the Securities, to issue and deliver the Shares;

              (ii) each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state in which such Subsidiary is incorporated, with full corporate power and authority to own its properties and to conduct its business to the extent described in the Registration Statement and the Prospectus;

             (iii) each of the Company and each of the Subsidiaries is duly qualified or licensed to do business by and is in good standing as a foreign corporation in the jurisdictions set forth on Schedule 6(a)(iii) hereto;

              (iv) Except for 18% of the outstanding shares of capital stock of Tomotherapeutics, Inc., all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, except as set forth in the Prospectus, are owned, directly or indirectly, by the Company free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim, and except as set forth on Schedule 3(d) hereto, there are no rights, warrants, options or other agreements to acquire or instruments convertible into or exchangeable for any shares of capital stock or other equity interest of any Subsidiary, except as set forth in the Prospectus;

               (v) this Agreement has been duly authorized, executed and delivered by the Company;

              (vi) the Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the trustee thereunder) is the legally valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity;

             (vii) (a) the Securities have been duly authorized, executed and delivered by the Company, and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriter as contemplated hereby, will constitute legally valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity; (b) the global certificate for the Securities issued to the DTC is in due and proper form in accordance with the terms of the Indenture; and (c) the Securities are convertible into Common Stock of the Company in accordance with the terms of the Indenture;

            (viii) the Shares have been duly authorized and validly reserved for issuance upon conversion of the Securities, are sufficient in number to meet the requirements set forth in the Indenture for conversion of the Securities at the date of issuance of the Securities and, when issued and delivered upon such conversion, will be fully paid and nonassessable and, assuming the holders of the Securities have no notice of any adverse claim with respect to the Shares, such holders will acquire the Shares free of adverse claims;

              (ix) the Company has authorized capital stock as set forth under the heading "Capitalization" in the Registration Statement and the Prospectus and (b) the outstanding shares of capital stock of the Company have been duly authorized and validly issued, and, based on our knowledge of the facts set forth in an officer's certificate, are fully paid, nonassessable and free of statutory and contractual preemptive rights;

               (x) (a) the Securities and the Indenture conform in all material respects to the description thereof contained in the Registration Statement and Prospectus; and (b) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

              (xi) the Registration Statement and the Prospectus (except as to the financial statements and schedules contained or incorporated by reference therein and the Trustee's Statement of Eligibility and Qualification on Form T-1 as to which such counsel need express no opinion) comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act and the Trust Indenture Act; provided, however, that such counsel need express no opinion pursuant to this paragraph as to the accuracy, completeness or fairness of the statements made in the Registration Statement or Prospectus;

             (xii) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

            (xiii)  the Indenture has been qualified under the Trust Indenture
          Act;

             (xiv) no approval, authorization, consent or order of or filing with any governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance or sale of the Securities as contemplated hereby or in connection with the issuance of the Shares upon conversion of the Securities, other than registration of the Securities and the Shares under the Act and qualification of the Indenture under the Trust Indenture Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriter);

              (xv) The execution, delivery and performance of this Agreement and the Indenture by the Company, the issuance and sale of the Securities, the application of the net proceeds thereof as described in the Prospectus, the issuance of the Shares upon conversion of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), the charter or bylaws of the Company or any of the Subsidiaries, or any provision of any agreement for borrowed money under which the Company is obligated and of which such counsel has knowledge, or other contract or agreement filed as an exhibit to the Registration Statement or any exhibit incorporated by reference therein, or under any law, regulation or rule applicable to the Company or any of the Subsidiaries, or any decree, judgment or order applicable to the Company or any of the Subsidiaries and of which such counsel has knowledge;

             (xvi) all contracts or documents of which such counsel has knowledge and which are of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed;

            (xvii) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), comply as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion); provided, however, that such counsel need express no opinion pursuant to this paragraph as to the accuracy, completeness or fairness of the statements made in the documents incorporated by reference in the Registration Statement or Prospectus;

           (xviii) to the best of such counsel's knowledge, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company in consequence of the issue and sale of the Securities to the Underwriter hereunder or the issuance of the Shares upon conversion of the Securities;

             (xix) the statements in the Registration Statement and the Prospectus under the captions "Description of Debentures" and "Description of Capital Stock", insofar as such statements constitute a summary of legal matters, are accurate in all material respects; and

              (xx) neither the Company nor any of the Subsidiaries is an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the independent public accountants for the Company, and the Underwriter's representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, during the course of such participation, no facts came to such counsel's attention that caused them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the documents incorporated by reference therein), as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or the Prospectus or incorporated by reference therein or with respect to the Form T-1.

          (b) The Company shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, an opinion of ____________, [Title] of the Company, addressed to the Underwriter and dated the time of purchase or such additional time of purchase, as the case may be, and in form satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriter, stating that:

               (i) to the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is in breach of or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of or default under) any material license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their properties are bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except for such matters as could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole; and


              (ii) to the best of such counsel's knowledge, the Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that, to the knowledge of such counsel, are materially burdensome to the Company or any of the Subsidiaries;

             (iii) except as described in the Registration Statement and the Prospectus, there are no actions, suits or proceedings, to the best of such counsel's knowledge, pending or threatened against the Company or any of the Subsidiaries, or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that individually or in the aggregate could reasonably be expected to result in a judgment, decree or order having a material adverse effect on the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole.

          (c) You shall have received from Arthur Andersen LLP customary letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and the Prospectus and addressed to the you in form and substance satisfactory to you.

          (d) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, opinions from Gibson, Dunn & Crutcher LLP in form and substance satisfactory to you.

          (e) No amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall be filed prior to the time the Registration Statement becomes effective to which you shall have objected in writing.

          (f) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:00 P.M., New York City time, on the second full business day after the date of this Agreement; PROVIDED, HOWEVER, that the Company and you from time to time may agree in writing or by telephone, confirmed in writing, on a later date.

          (g) Prior to the time of purchase or the additional time of purchase, as the case may be: (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there has not been: (i) any material and adverse change, present or prospective, in the properties, assets, operations, business, business prospects or condition (financial or other) of the Company and the Subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus; (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole contemplated or entered into by the Company or any of the Subsidiaries, other than as described in the Registration Statement and the Prospectus; or (iii) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus.

          (i) The Company, at the time of purchase or additional time of purchase, as the case may be, will deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date and the conditions set forth in Section 6(g) and Section 6(h) have been met.

          (j) You shall have received a signed letter, dated the date of this Agreement, from each of the officers and directors listed in Schedule A to the effect that such persons shall not sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 180 days from the date of the Prospectus without the prior written consent of Dillon, Read & Co. Inc.

          (k) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you reasonably may request.

          (l) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

          (m) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement or maintenance in the rating accorded any rated securities of the Company, including, if rated, the Securities, by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act.

          7.   EFFECTIVE DATE OF AGREEMENT; TERMINATION.

          (a) This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

          (b) The obligations of the Underwriter hereunder shall be subject to termination in your absolute discretion if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Securities, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in your judgment, makes it impracticable to market the Securities. If you elect to terminate this Agreement as provided in this Section 7(b), the Company shall be notified promptly by letter or telegram.

          (c) If the purchase of the Securities by the Underwriter, as contemplated by this Agreement, is not consummated for any reason permitted under this

     Agreement or if such purchase is not consummated because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(k), 5 and 8), and the Underwriter shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 8).

          8.   INDEMNITY BY THE COMPANY AND THE UNDERWRITER.

          (a) The Company agrees to indemnify, defend and hold harmless the Underwriter, each person that controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Underwriter's agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person (collectively, the "Underwriter indemnified parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) which, jointly or severally, any Underwriter indemnified party may incur as they are incurred (and regardless of whether such Underwriter indemnified party is a party to the litigation, if any) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the Securities or the Prospectus or any Preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information with respect to the Underwriter furnished in writing by the Underwriter to the Company expressly for use therein with reference to the Underwriter. This indemnity agreement will be in addition to any liability the Company otherwise may have.

          (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Underwriter indemnified party, with respect to which indemnity may be sought against the Company pursuant to this

     Section 8, such Underwriter indemnified party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Underwriter indemnified party and payment of all fees and expenses; provided that the omission so to notify the Company shall not relieve it from any liability that it may have to any Underwriter indemnified party. An Underwriter indemnified party shall have the right to employ separate counsel in any such action or proceeding and to assume the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless (i) the employment of such counsel has been authorized in writing by the Company, (ii) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to the Underwriter indemnified party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Underwriter indemnified party and the Company and such Underwriter indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it that are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter indemnified party), in any of which events such fees and expenses shall be borne by the Company and reimbursed as they are incurred. It is understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriter indemnified parties, which firm shall be designated in writing by Dillon, Read & Co. Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Underwriter indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (c) The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person that controls the Company within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act (collectively, the "Company indemnified parties") to the same extent as the foregoing indemnity from the Company to the Underwriter indemnified parties, but only with respect to information concerning the Underwriter furnished in writing by or on behalf of the Underwriter to the Company expressly for use with respect to the Underwriter in the Registration Statement, any Preliminary Prospectus or the Prospectus. In case any action shall be brought against any Company indemnified party based on the Registration Statement, any Preliminary Prospectus or the Prospectus and in respect of which indemnity may be sought against the Underwriter pursuant to this Section 8(c), the Underwriter shall have the rights and duties given to the Company by
     Section 8(b) (except that if the Company shall have assumed the defense thereof the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, PROVIDED that the fees and expenses of such separate counsel shall be at the expense of the Underwriter), and the Company indemnified parties shall have the rights and duties given to the Underwriter indemnified parties by
     Section 8(b).

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless any Underwriter indemnified party or any Company indemnified party, then the party required to indemnify such indemnified party under this Section 8, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, judgments, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

          The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this
     Section 8(d). Notwithstanding the provisions of this Section 8(d), no Underwriter indemnified party shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter indemnified party and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter indemnified party otherwise has been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          The statements under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriter) constitute the only information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus.

          (e)  The indemnity and contribution agreements contained in this
     Section 8 and the representations, warranties and covenants of the Company contained in this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter indemnified party or by or on behalf of any Company indemnified party, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. Subject to the provisions of Section 8(b) and Section 8(c), the Company and the Underwriter agree promptly to notify the other of the commencement of any litigation or proceeding against it in connection with the issuance and sale of the Securities or in connection with the Registration Statement or the Prospectus.

           9. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, New York 10022,
Attention: Syndicate Department; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 3033 Science Park Road, San Diego, California 92121, Attention: Corporate Secretary.

           10. CONSTRUCTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

           11. PARTIES AT INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Company, the Underwriter indemnified parties and the Company indemnified parties, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

           12. COUNTERPARTS. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

           If the foregoing correctly sets forth the understanding between the Company and the Underwriter, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the Underwriter.

                                        Very truly yours,

                                        THE TITAN CORPORATION

                                        By:
                                             -------------------------
                                             Name:
                                             Title:

Accepted and agreed to as of
  the date first above written

DILLON, READ & CO. INC., as
  sole Underwriter

By:
   ---------------------------
Name:
Title:

                                   SCHEDULE A

           OFFICERS AND DIRECTORS WHO HAVE EXECUTED LOCK-UP AGREEMENTS


J.S. Webb
Gene W. Ray
Louis L. Fowler
Ronald B. Gorda
Cornelius L. Hensel
Bernard M. Hirl
Frederick L. Judge
Prabhav Maniyar
Charles R. Allen
Joseph F. Caligiuri
Daniel J. Fink
Robert E. La Blanc
Thomas G. Pownall


                                       A-1